                                         [LOGO] HATTERAS INCOME SECURITIES, INC.

                                                             Semi-Annual Report
                                                                To Shareholders


                                                                   June 30, 2001

              NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

 SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
 AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

Hatteras Income Securities, Inc.

DEAR SHAREHOLDER:

   We are pleased to present the Hatteras Income Securities, Inc. (the "Company") semi-annual report to shareholders for the six-month period ended June 30, 2001.

Investment Objective

   The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek high monthly income consistent with prudent investment risk.

Performance Update*

   The first half of 2001 was a tumultuous period for both the fixed income and equity markets. U.S. Gross Domestic Product slowed dramatically during the period, and the Federal Open Market Committee (FOMC) lowered the Federal Funds rate from 6.00% to 3.75% in an attempt to stimulate the U.S. economy. The fixed income markets responded by steepening the yield curve in anticipation of inflationary pressures from easier credit conditions. The yield on the 10-year U.S. Treasury note ranged from a low of 4.75% on March 22, 2001 to a high of 5.52% on May 29, 2001 and ended June at 5.42% or 0.31% higher than December 31, 2000 levels.

   Higher interest rates pushed prices on many fixed income securities lower. The potential for improvement in the U.S. economy encouraged many fixed income investors to buy, which caused the yield spread to tighten between comparable maturity U.S. Treasury securities and credit sensitive sectors. While the Lehman U.S. Treasury Index/1/ posted a total return of only 1.95%, the Lehman U.S. Corporate Bond Index/2/ and Lehman Mortgage-Backed Securities Index/3/ posted returns of 5.48% and 3.78%, respectively. After an incredible January, the high yield market lagged U.S. Treasury notes in the second quarter. Despite this weakness, the Lehman High Yield Index/4/ posted a respectable return of 3.93% for the first six months of this year.

   The Company has performed in line with its benchmark the Lehman Aggregate Bond Index/5/ before fees and expenses. The net asset value of the Company's shares on June 30, 2001 was $14.69 per share. The Company's shares posted a six-month total return of 3.08% based on net asset value at the end of the period.

   Contributing to the Company's positive return was our decision to keep a substantial portion of the portfolio invested in agency and AAA rated residential and commercial mortgage-backed securities. The value of these bonds improved substantially relative to comparable maturity U.S. Treasury securities. The gains from the strong performance of these securities were offset by weakness in our positions in investment grade and high yield securities. While corporate credits rallied in the first few months of the year, disappointing earnings and the prospects for a continuation of slower growth pushed prices on many corporate bonds lower in the second quarter.

Market Outlook

   Our outlook for the next few months is one of caution. While we believe that the recent decline in U.S. Treasury and corporate lending rates will stimulate the U.S. economy, we are uncertain as to when the economy will turn. At the most recent meeting of the FOMC, the committee stated that continued weakness in the U.S. economy was a greater risk than that of inflation. Despite this statement, the committee reduced the Federal Funds rate by only 0.25% compared to prior reductions of 0.50%, leaving many investors to speculate that we are nearing the end of the FOMC easing cycle.

   In terms of our positioning of the portfolio, we are planning to increase our exposure to selected sectors of the investment grade and high yield corporate markets in the second half of this year as corporate earnings improve. While earnings are unlikely to impress over the next few months, many companies have written-off everything but the kitchen sink, and we would not be surprised to see some positive earnings surprises through the end of this year.

   We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President
June 30, 2001

* The performance quoted represents past performance, which is not an indication of future results.

/1/The Lehman U.S. Treasury Index is comprised of U.S. Treasury securities with fixed rate coupons and maturities greater than one year.
/2/The Lehman U.S. Corporate Bond Index is a market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.
/3/The Lehman Mortgage-Backed Securities Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation and balloon mortgage with fixed-rate coupons.
/4/The Lehman High Yield Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity.
/5/The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                        HATTERAS INCOME SECURITIES, INC.
                            SCHEDULE OF INVESTMENTS
                           June 30, 2001 (unaudited)

 Principal                                                  Moody's  S&P     Market
   Amount                                                   Rating  Rating   Value

 CORPORATE BONDS AND NOTES -- 39.3%
            AUTOMOTIVE -- 0.4%
 $   65,000 Hayes Lemmerz International, Inc.,
            11.875% 06/15/06..............................   B2      B-    $   63,050
    165,000 Universal Compression Inc.,
            9.875% 02/15/08...............................   B1      B+       150,150
                                                                           ----------
              Total Automotive:                                               213,200
                                                                           ----------

            BANKING AND FINANCE -- 4.0%
    261,000 Colonial Bank, Alabama,
            9.375% 06/01/11...............................   Ba1     BBB-     264,832
    260,000 Ford Motor Credit Company,
            7.600% 08/01/05...............................   A2      A        271,212
    800,000 Golden State Escrow Corporation,
            7.000% 08/01/03...............................   Ba1     BB+      800,045
    250,000 John Hancock Global Funding II,
            5.625% 06/27/06...............................   Aa2     AA+      248,188
    125,000 Pemex Project Funding Master Trust,
            9.125% 10/13/10...............................   Baa3    BB+      132,343
    250,000 Qwest Capital Funding Inc.,
            7.750% 08/15/06...............................   Baa1    BBB+     261,787
                                                                           ----------
              Total Banking and Finance:                                    1,978,407
                                                                           ----------

            CHEMICALS -- 0.7%
    150,000 Dow Chemical Company,
            6.125% 02/01/11...............................   A1      A1       144,811
    180,000 Lyondell Chemical Company,
            9.875% 05/01/07...............................   Ba3     BB       178,650
                                                                           ----------
              Total Chemicals:                                                323,461
                                                                           ----------

            COMPUTERS -- 0.9%
    300,000 Compaq Computer Corporation,
            7.450% 08/01/02...............................   Baa2    BBB      304,350
    165,000 Seagate Technology International,
            12.500% 11/15/07..............................   B1      B+       163,350
                                                                           ----------
              Total Computers:                                                467,700
                                                                           ----------

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2001 (unaudited)

 Principal                                                  Moody's  S&P     Market
   Amount                                                   Rating  Rating   Value

            CONSTRUCTION -- 1.4%
 $   98,000 Beazer Homes USA, Inc.,
            8.625% 05/15/11...............................   Ba3     BB-   $   97,755
            Nortek, Inc.:
    130,000 9.875% 03/01/04...............................   B3      B-       131,885
    200,000 9.875% 06/15/11...............................   B3      B-       195,500
     65,000 Ryland Group, Inc.,
            9.125% 06/15/11...............................   B1      B+        64,395
    195,000 Standard Pacific Corporation,
            8.500% 04/01/09...............................   Ba2     BB       190,125
                                                                           ----------
              Total Construction:                                             679,660
                                                                           ----------
            CONTAINERS -- 0.3%

     80,000 Container Corporation of America,
            9.750% 04/01/03...............................   B2      B         82,000
    145,000 Crown Cork and Seal Company, Inc.,
            7.125% 09/01/02...............................   B2      BB        82,650
                                                                           ----------
              Total Containers:                                               164,650
                                                                           ----------

            ELECTRIC UTILITY -- 1.4%
            AES Corporation:
    295,000 8.750% 12/15/02...............................   Ba1     BB       297,950
    135,000 8.875% 02/15/11...............................   Ba1     BB       131,963
    250,000 Exelon Generation Company LLC,
            6.950% 06/15/11...............................   Baa1    A-       248,398
                                                                           ----------
              Total Electric Utility:                                         678,311
                                                                           ----------

            ELECTRONICS -- 0.5%
    245,000 Arrow Electronics, Inc.,
            7.286% 10/05/01...............................   A3      BBB+     245,029
                                                                           ----------

            ENERGY -- 4.0%
    500,000 CMS Energy Corporation,
            8.125% 05/15/02...............................   Ba3     BB       504,835
    250,000 Kinder Morgan, Inc.,
            6.650% 03/01/05...............................   Baa2    BBB      252,553
    100,000 Ocean Energy Inc.,
            8.375% 07/01/08...............................   Ba3     BBB-     103,500

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2001 (unaudited)

 Principal                                                  Moody's  S&P     Market
   Amount                                                   Rating  Rating   Value

            ENERGY -- (continued)
 $  250,000 PDV America Inc., Gtd. Sr. Notes,
            7.875% 08/01/03...............................   Baa3    B+    $  251,694
    125,000 Progess Energy Inc.,
            7.100% 03/01/11...............................   Baa1    BBB      126,596
    235,000 PSEG Energy Holdings Inc.,
            8.500% 06/15/11...............................   Baa3    BBB-     232,909
    500,000 Thermo Electron Corporation,
            7.625% 10/30/08...............................   Baa2    BBB+     482,850
                                                                           ----------
              Total Energy:                                                 1,954,937
                                                                           ----------

            FINANCIAL\BROKERAGE -- 4.3%
            Heller Financial Commercial Mortgage:
    250,000 6.000% 03/16/04...............................   Aaa     AAA      251,889
    800,000 7.750% 11/15/09+..............................   Aaa     AAA      851,701
    227,000 Lehman Brothers Holdings Inc.,
            7.750% 01/15/05...............................   A2      A        238,815
    245,000 Nisource Finance Corporation,
            7.500% 11/15/03...............................   Baa2    BBB      253,862
    250,000 Washington Mutual Inc.,
            7.500% 08/15/06...............................   A3      BBB+     263,306
    250,000 Wells Fargo Company,
            6.625% 07/15/04...............................   Aa2     A+       259,028
                                                                           ----------
              Total Financial\Brokerage:                                    2,118,601
                                                                           ----------
            FOOD -- 2.4%
    230,000 Fleming Companies, Inc.,
            10.500% 12/01/04..............................   B2      B        234,600
    250,000 Fred Meyer, Inc.,
            7.375% 03/01/05...............................   Baa3    BBB-     259,282
    250,000 Kellogg Company,
            6.000% 04/01/06...............................   Baa2    BBB      247,762
     60,000 Marsh Supermarkets, Inc.,
            8.875% 08/01/07...............................   B2      B+        58,800
    175,000 Nabisco Inc.,
            6.125% 02/01/33...............................   A3      BBB+     176,013
    250,000 Panamerican Beverages, Inc.,
            7.250% 07/01/09...............................   Baa3    BBB-     230,858
                                                                           ----------
              Total Food:                                                   1,207,315
                                                                           ----------

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2001 (unaudited)

 Principal                                                  Moody's  S&P     Market
   Amount                                                   Rating  Rating   Value

            GAS -- 2.1%
 $  750,000 Louis Dreyfus Natural Gas Corporation,
            Sr. Sub. Notes,
            9.250% 06/15/04...............................   Ba2     BBB-  $  802,013
    250,000 Pure Resources, Inc.,
            7.125% 06/15/11...............................   Baa3    BBB-     246,017
                                                                           ----------
              Total Gas:                                                    1,048,030
                                                                           ----------
            HEALTH CARE -- 2.2%
    250,000 American Home Products,
            6.250% 03/15/06...............................   A3      A        250,640
    190,000 HCA-Healthcare Company,
            8.750% 09/01/10...............................   Ba2     BB+      201,646
    525,000 HEALTHSOUTH Corporation,
            7.000% 06/15/08...............................   Ba1     BBB-     489,667
     50,000 Select Medical Corporation,
            9.500% 06/15/09...............................   B3      B         48,500
    111,000 Wellpoint Health Networks Inc.,
            6.375% 06/15/06...............................   Baa1    A-       110,115
                                                                           ----------
              Total Health Care:                                            1,100,568
                                                                           ----------

            INDUSTRIAL -- 7.4%
    350,000 American Standard Inc.,
            7.375% 04/15/05...............................   Ba3     BB-      350,000
    530,000 Beckman Instruments, Inc.,
            7.450% 03/04/08...............................   Ba1     BB+      515,371
            Comdisco, Inc.:
     65,000 7.250% 09/20/01...............................   Caa1    CCC+      49,400
     28,000 6.340% 01/11/02...............................   Caa1    CCC+      20,440
    288,000 6.000% 01/30/02...............................   Caa1    CCC+     217,440
    267,000 Enterprise Rent A Car,
            6.625% 02/15/05/\.............................   Baa1    BBB+     264,694
    235,000 Equistar Chemicals LP,
            8.500% 02/15/04...............................   Baa3    BBB-     227,351
     83,000 FiberMark, Inc.,
            10.750% 04/15/11..............................   B1      BB-       83,415
    500,000 Fisher Scientific International, Sr. Notes,
            7.125% 12/15/05...............................   B1      B+       474,863

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2001 (unaudited)

 Principal                                                  Moody's  S&P     Market
   Amount                                                   Rating  Rating   Value

            INDUSTRIAL (continued)
 $  150,000 Hercules Inc.,
            11.125% 11/15/07..............................   Ba2     BB-   $  148,500
    165,000 IMC Global Inc.,
            7.400% 11/01/02...............................   Baa2    BBB-     157,039
    205,000 NL Industries, Inc.,
            11.750% 10/15/03..............................   B1      B+       202,950
    140,000 Potlatch Corporation,
            10.000% 07/15/11..............................   Ba1     BB+      140,700
    225,000 Scotts Company,
            8.625% 01/15/09/\.............................   B2      B+       227,250
    250,000 USX Corporation,
            6.650% 02/01/06...............................   Baa1    BBB      253,994
    300,000 Waste Mangement, Inc.,
            7.375% 08/01/10...............................   Ba1     BBB      301,116
                                                                           ----------
              Total Industrial:                                             3,634,523
                                                                           ----------
            LODGING & RECREATION -- 0.3%
     37,000 Alliance Gaming Corporation,
            10.000% 08/01/07..............................   B3      B-        36,630
    110,000 Harrah's Operating Company Inc.,
            7.125% 06/01/07...............................   Baa3    BBB-     108,997
                                                                           ----------
              Total Lodging & Recreation:                                     145,627
                                                                           ----------
            MEDIA AND CABLE -- 2.3%
    255,000 Adelphia Communications Corporation,
            7.450% 08/01/02...............................   B2      B+       248,039
    225,000 Clear Channel Communications, Inc.,
            7.250% 09/15/03...............................   Baa3    BBB-     232,490
    250,000 Cox Radio, Inc.,
            6.625% 02/15/06...............................   Baa2    BBB      249,001
    165,000 Jones International Networks, Ltd.,
            11.754% 07/01/05..............................   B3      B        140,250
    100,000 Primedia Inc.,
            8.875% 05/15/11...............................   Ba3     BB-       92,500
    165,000 Spanish Broadcasting System, Inc.,
            9.625% 11/01/09...............................   B3      B-       153,450
                                                                           ----------
              Total Media and Cable:                                        1,115,730
                                                                           ----------

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2001 (unaudited)

 Principal                                                  Moody's  S&P     Market
   Amount                                                   Rating  Rating   Value

            OILFIELD SERVICES -- 0.6%
 $  275,000 Anadarko Finance Company,
            6.750% 05/01/11...............................   Baa1    BBB+  $  274,254
                                                                           ----------

            PACKAGING & CONTAINERS -- 0.3%
    165,000 Riverwood International Company,
            10.000% 08/01/2007............................   B3      B-       168,300
                                                                           ----------

            PUBLISHING & ADVERTISING -- 0.1%
     70,000 Advanstar Communications,
            12.000% 02/15/11..............................   B2      B-        71,400
                                                                           ----------

            TELECOMMUNICATIONS -- 2.2%
    175,000 American Cellular Corporation,
            9.500% 10/15/09...............................   B2      B        164,500
    250,000 AT&T Wireless Group,
            7.350% 03/01/06...............................   Baa2    BBB      253,926
    160,000 ITC DeltaCom, Inc.,
            7.200% 03/01/06...............................   B2      CCC+     105,600
    250,000 McLeodUSA Inc.,
            11.375% 01/01/09..............................   B3      B+       157,500
    170,000 SBA Communications Corporation,
            10.250% 02/01/09..............................   B3      B-       155,550
    250,000 WorldCom Inc.,
            7.500% 05/15/11...............................   A3      BBB+     243,413
                                                                           ----------
              Total Telecommunications:                                     1,080,489
                                                                           ----------

            TOBACCO -- 0.5%
    250,000 RJ Reynolds Tobacco Holdings, Inc.,
            7.375% 05/15/03...............................   Baa2    BBB-     253,467
                                                                           ----------
            TRANSPORTATION -- 1.0%
    500,000 Union Tank Car, MTN,
            6.680% 01/15/08...............................   A2      A        507,583
                                                                           ----------

              Total Corporate Bonds and Notes:
               (Cost $20,967,517).........................                 19,431,242
                                                                           ==========

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2001 (unaudited)

 Principal                                                  Moody's  S&P     Market
   Amount                                                   Rating  Rating   Value

            FOREIGN BONDS AND NOTES -- 5.0%
 $  170,000 Abitibi-Consolidated Inc.,
            8.550% 08/01/10...............................   Baa3    BBB-  $  178,178
    500,000 AT&T Canada Inc.,
            9.950%** 06/15/08.............................   Baa3    BBB      422,374
    150,000 British Sky Broadcasting,
            6.875% 02/23/09...............................   Baa2    BBB-     137,681
    110,000 Compagnie Generale de Geophysique SA,
            10.625% 11/15/07..............................   Ba3     BB       114,400
    250,000 Corp. Andina de Fomento,
            8.875% 06/01/05...............................   A3      A        268,389
    250,000 France Telecom SA,
            7.200% 03/0106................................   A3      A-       256,954
    600,000 Global Crossing Holdings, Ltd.,
            9.125% 11/15/06...............................   Ba2     BB       472,500
    125,000 Kimberly-Clark de Mexico, SA de CV,
            8.875% 08/01/09...............................   BBB     BBB      133,125
    130,000 Teekay Shipping Corporation,
            8.875% 707/15/11..............................   Ba2     BB-      130,572
            TELUS Corporation:
    170,000 7.500% 06/01/07...............................   Baa2    BBB+     173,525
     80,000 8.000% 06/01/11...............................   Baa2    BBB+      81,778
     82,000 Tembec Industries Inc.,
            8.500% 02/01/11...............................   Ba1     BB+       83,640
                                                                           ----------
              Total Foreign Bonds and Notes:
               (Cost $2,495,560)..........................                  2,453,116
                                                                           ==========
MORTGAGE-BACKED SECURITIES -- 42.4%
            COMMERCIAL MORTGAGE-BACKED SECURITIES --
            11.8%
    800,000 Commercial Mortgage Asset Trust,
            Series 1999-C1, Class A3,
            6.640% 09/17/10...............................                    805,050
    800,000 DLJ Commercial Mortgage Corporation,
            Series 1999-CG2, Class A1B,
            7.300% 06/10/09+..............................                    833,822
    800,000 First Union National Bank Commercial
            Mortgage,
            Series 1999-C4, Class A-2,
            7.390% 11/18/09...............................                    837,729

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2001 (unaudited)

 Principal                                                    Market
   Amount                                                     Value

            COMMERCIAL MORTGAGE-BACKED SECURITIES --
            (continued)
 $  800,000 PNC Mortgage Acceptance Corporation,
            Series 1999-CM1, Class A1B,
            7.330% 10/10/09...............................  $  834,936
    790,000 PNC Mortgage Acceptance Corporation,
            Series 2000-C1, Class A2,
            7.610% 02/15/10...............................     835,360
    810,000 Salomon Brothers Mortgage Securities,
            Series 2000-C1, Class A2,
            7.455% 04/18/10+..............................     849,542
    800,000 Salomon Brothers Mortgage Securities,
            Series 2000C-1,
            7.520% 12/18/09...............................     841,865
                                                            ----------
              Total Commercial Mortgage-Backed
            Securities:                                      5,838,304
                                                            ----------
            FEDERAL HOME LOAN MORTGAGE
            CORPORATION (FHLMC)
            CERTIFICATES -- 0.1%
     26,362 9.250% 08/01/08...............................      27,793
                                                            ----------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
            CERTIFICATES -- 22.0%
  1,200,000 6.000% 07/01/16...............................   1,178,520
  2,000,000 6.500% 03/01/31(a)............................   1,967,500
    552,396 6.500% 04/01/31...............................     543,909
  6,854,788 6.500% 04/01/31...............................   6,749,464
     67,008 7.000% 04/01/27...............................      67,316
    178,391 7.000% 05/01/28...............................     179,210
     30,536 9.000% 05/01/27...............................      31,978
    158,765 9.250% 09/01/10...............................     166,462
                                                            ----------
              Total FNMA Certificates:                      10,884,359
                                                            ----------

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2001 (unaudited)

 Principal                                                                   Market
   Amount                                                                     Value

            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION (GNMA)
            CERTIFICATES -- 8.5%
 $1,986,386 6.500% 01/15/31.............................................   $ 1,967,122
    496,634 8.000% 09/15/24.............................................       514,901
    287,742 8.000% 07/15/30.............................................       298,325
  1,028,279 8.000% 08/15/30.............................................     1,066,100
     33,174 9.000% 04/15/09.............................................        34,813
     87,195 9.000% 09/15/16.............................................        91,504
     77,678 9.000% 12/15/16.............................................        81,517
     86,276 9.000% 12/15/16.............................................        90,540
     29,808 9.500% 07/15/09.............................................        31,374
                                                                           -----------
              Total GNMA Certificates:                                       4,176,196
                                                                           -----------

              Total Mortgage-Backed Securities:
               (Cost $18,806,234).......................................    20,926,652
                                                                           ===========

            PRIVATE PLACEMENT -- 1.1%
             (Cost $534,003)
    525,000 Passive High Yield Return Securities Trusts,
            10.750% 08/01/11............................................       534,003
                                                                           -----------

 U.S TREASURY OBLIGATIONS-- 10.9%
            U.S. TREASURY NOTES -- 2.3%
    985,000 4.250% 11/15/03 ............................................       980,400
    160,000 4.625% 05/15/06 ............................................       157,800
                                                                           -----------
              Total U.S. Treasury Notes:                                     1,138,200
                                                                           -----------
            U.S. TREASURY STRIPS -- 8.6%
  2,130,000 Principal Only, 11/15/04 ...................................     1,806,430
    250,000 Principal Only, 05/15/11 ...................................       143,422
    330,000 Principal Only, 05/15/20 ...................................       104,841
  2,305,000 Principal Only, 05/15/20 ...................................       733,633
    100,000 Principal Only, 02/15/21 ...................................        30,525
  1,955,000 Principal Only, 11/15/21 ...................................       569,235
  4,220,000 Principal Only, 11/15/27 ...................................       883,200
                                                                           -----------
              Total U.S. Treasury Strips:                                    4,271,286
                                                                           -----------
              Total U.S. Treasury Obligations:
               (Cost $5,440,720)........................................     5,409,486
                                                                           ===========

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2001 (unaudited)

 Principal                                                                          Market
   Amount                                                                            Value

            SHORT TERM INVESTMENTS -- 3.5%
            COMMERCIAL PAPER -- 3.5%
             (Cost $1,716,406)
 $1,717,000 Amstel Funding Inc.,
             Discount note 07/02/01....................................           $ 1,716,604
                                                                                  -----------

 TOTAL INVESTMENTS (Cost $49,960,440*)..................................  102.2%   50,471,103

 OTHER ASSETS AND LIABILITIES (NET).....................................   (2.2)   (1,066,822)
                                                                          ------  -----------

 NET ASSETS.............................................................  100.0%  $49,404,281
                                                                          ======  ===========

--------
*  Aggregate cost for federal tax purposes. (Note 3)
** Rate represents annualized yield at date of purchase.
+ All or a portion of security segregated as collateral for TBA securities. /\ Security exempt from registration under Rule 144A of the Securities Act of
   1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) TBA-Securities purchased on a forward commitment basis.

ABBREVIATIONS:

MTN Medium Term Note
                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 2001 (unaudited)

ASSETS:
 Investment in securities, at value (Note 1)..................... $ 50,471,103
 Cash............................................................          746
 Receivable for investment securities sold.......................      969,819
 Interest receivable.............................................      550,316
                                                                  ------------
  Total assets...................................................   51,991,984
                                                                  ------------
LIABILITIES:
 Payable for investment securities purchased.....................    2,479,624
 Investment advisory fee payable (Note 2)........................       23,171
 Accrued expenses and other liabilities..........................       84,908
                                                                  ------------
  Total Liabilities..............................................    2,587,703
                                                                  ------------
NET ASSETS: (equivalent to $14.69 per share based on 3,363,512 shares of capital stock outstanding)............................ $ 49,404,281
                                                                  ============
Investments, at cost............................................. $ 49,960,440
                                                                  ============

                             NET ASSETS CONSIST OF:

CAPITAL STOCK --
  $1.00 par value (shares authorized, 5,000,000)................. $  3,363,512
 Paid-in capital.................................................   50,275,719
 Distributions in excess of net investment income (Note 1).......     (262,746)
 Accumulated net realized loss on investments (Note 4)...........   (4,482,867)
 Net unrealized appreciation of investments......................      510,663
                                                                  ------------
NET ASSETS....................................................... $ 49,404,281
                                                                  ============

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.

                            STATEMENT OF OPERATIONS

               For the six months ended June 30, 2001 (unaudited)


INVESTMENT INCOME:
 Interest.................................................           $1,972,416
                                                                     ----------
EXPENSES:
 Investment advisory fee (Note 2)......................... $141,456
 Transfer agent fees......................................   29,217
 Legal and audit fees.....................................   26,370
 Printing fees............................................   17,856
 Directors' fees and expenses.............................   13,503
 Custodian fees (Note 2)..................................    7,688
 Other....................................................   17,416
                                                           --------
  Total expenses..........................................  253,506
 Fees reduced by credits allowed by the custodian (Note
  2)......................................................   (2,997)
                                                           --------
  Net expenses............................................  250,509
                                                           --------
NET INVESTMENT INCOME ....................................            1,721,907
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS (Note 3):
Net realized gain/(loss) on investments...................             (193,514)
Net change in unrealized appreciation/(depreciation) of
 investments..............................................             (104,740)
                                                                     ----------
Net realized and unrealized gain/(loss) on investments....             (298,254)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......           $1,423,653
                                                                     ==========

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS


                                                  Six months ended    Year
                                                      06/30/01        Ended
                                                    (unaudited)     12/31/00
                                                  ---------------- -----------
 Net investment income...........................   $ 1,721,907    $ 3,100,039
 Net realized gain/(loss) on investments.........      (193,514)    (2,363,858)
 Net change in unrealized
  appreciation/(depreciation) of investments.....      (104,740)     3,287,622
                                                    -----------    -----------
 Net increase/(decrease) in net assets resulting
  from operations................................     1,423,653      4,023,803
 Distributions to shareholders from net
  investment income..............................    (1,716,663)    (3,205,543)
 Distributions in excess of net investment
  income.........................................            --       (333,037)
 Distributions from return of capital............            --        (77,219)
                                                    -----------    -----------
 Net increase/(decrease) in net assets...........      (293,010)       408,004
                                                    -----------    -----------

NET ASSETS:
 Beginning of period.............................    49,697,291     49,289,287
                                                    -----------    -----------
 End of period...................................   $49,404,281    $49,697,291
                                                    ===========    ===========
 Undistributed net investment
  income/(distritutions in excess of net
  investment income) at end of period............   $  (262,746)   $  (267,990)
                                                    ===========    ===========

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                             FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period:

                                              Year         Year         Year         Year           Year
                         Six months ended    Ended        Ended        Ended        Ended          Ended
                          June 30, 2001   December 31, December 31, December 31, December 31,   December 31,
                          (unaudited) *       2000         1999         1998         1997           1996
                         ---------------- ------------ ------------ ------------ ------------   ------------
Operating Performance:
Net asset value,
 beginning of period....     $ 14.78        $ 14.65      $ 16.14      $ 16.11      $ 15.91        $ 16.79
Income from investment
 operations:
 Net investment income..        0.51           0.92         1.10         1.11         1.18           1.23
 Net realized and
  unrealized gain/(loss)
  on investments........       (0.09)          0.29        (1.47)        0.03         0.16          (0.84)
                             -------        -------      -------      -------      -------        -------
 Net increase/(decrease)
  in net assets
  resulting from
  investment
  operations............        0.42           1.21        (0.37)        1.14         1.34           0.39
Distributions:
 Dividends from net
  investment income.....       (0.51)         (0.96)       (1.12)       (1.11)       (1.14)         (1.23)
 Dividends in excess of
  net investment
  income................          --          (0.10)          --           --           -- (a)      (0.04)
 Dividends from return
  of capital............          --          (0.02)          --           --           --             --
                             -------        -------      -------      -------      -------        -------
 Total distributions....       (0.51)         (1.08)       (1.12)       (1.11)       (1.14)         (1.27)
                             -------        -------      -------      -------      -------        -------
Net asset value, end of
 period.................     $ 14.69        $ 14.78      $ 14.65      $ 16.14      $ 16.11        $ 15.91
                             =======        =======      =======      =======      =======        =======
Market value, end of
 period.................     $14.090        $13.310      $11.875      $15.125      $14.875        $14.375
                             =======        =======      =======      =======      =======        =======
Total Return++..........        9.79%         21.94%      (14.70)%      10.46%       11.03%         (3.32)%
Ratios to average net
 assets/ supplemental
 data:
 Net assets, end of
  period (000)..........     $49,404        $49,697      $49,289      $54,294      $54,201        $53,658
 Ratio of operating
  expenses to average
  net assets............        1.01%+         0.96%        0.90%        0.91%        0.94%          0.89%
 Ratio of operating
  expenses to average
  net assets without
  fees reduced by
  credits allowed by the
  custodian.............        1.02%+         1.08%        0.91%        0.92%        0.95%          0.90%
 Ratio of net investment
  income to average net
  assets................        6.94%+         6.39%        7.21%        6.86%        7.18%          7.73%
 Portfolio turnover
  rate..................      127.77%        159.26%       60.28%       72.04%      199.52%        166.30%

--------
(a) Amount represents less than $0.01 per share.

+ Annualized

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

* As required, effective January 1, 2001, the Company has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the period ended June 30, 2001 was to increase net investment income per share by $0.08, decrease net realized and unrealized gains and losses per share by $0.08, and increase the ratio of net investment income to average net assets from 5.80% to 6.94%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


  Hatteras Income Securities, Inc. (the "Company") is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to seek as high a level of current income as is consistent with prudent investment risk.

1. SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

  Securities Valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

  Securities Transactions and Investment Income: Securities transactions are recorded on trade date. Interest income is recognized daily on the accrual basis. Original issue discount is accreted using the effective yield method.

  As required, effective January 1, 2001, the Company has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began amortizing market discount and premium on debt securities. Prior to January 1, 2001, the Company did not amortize premiums or market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Company, but resulted in a $84,474 increase in cost of securities and a corresponding $84,474 reduction in net unrealized appreciation (depreciation), based on securities held by the Company on January 1, 2001.

  The effect of this change for the period ended June 30, 2001 was to increase net investment income by $283,528, decrease net unrealized appreciation (depreciation) by $143,801 and decrease net realized gains (losses) by $139,727. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

  Dividends & Distributions to Shareholders: It is the Company's policy to declare and pay distributions monthly from net investment income. Net realized capital gains (including net short-term capital gains) are distributed at least annually. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

  Federal Income Tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

                       HATTERAS INCOME SECURITIES, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited) -- (Continued)

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE AND OTHER RELATED PARTY
   TRANSACTIONS

  The Company has entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors") (formerly Banc of America Advisors, Inc. ("BAAI")), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BA Advisors an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of the year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the six months ended June 30, 2001.

  The Company and BA Advisors have entered into a sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP") (formerly Banc of America Capital Management, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net assets.

  The Bank of New York ("BNY") serves as the custodian of the Company's assets. For the six months ended June 30, 2001, expenses of the Company were reduced by $2,997 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

  ChaseMellon Shareholder Services ("ChaseMellon") serves as the transfer agent and dividend disbursing agent for the Company.

  No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3. SECURITIES TRANSACTIONS

  For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of securities (excluding short term securities) are summarized as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
     Corporate Bonds................................... $29,029,450 $27,204,396
     U.S. Government and Agencies (Long-Term)..........  34,022,118  33,760,641
     Foreign Bonds.....................................   1,736,430   1,159,770
                                                        ----------- -----------
     Total............................................. $64,787,998 $62,124,807
                                                        =========== ===========

                       HATTERAS INCOME SECURITIES, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited) -- (Continued)

3. SECURITIES TRANSACTIONS -- (Continued)

  At June 30, 2001, net unrealized appreciation for federal income tax purposes aggregated $510,663 of which $1,039,063 related to appreciated securities and $528,400 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $49,960,440.

4. CAPITAL LOSS CARRYFORWARD

  At December 31, 2000, approximately $4,280,344 was available to offset future capital gains of which $476,576 expires in 2002, $75,218 expires in 2005, $1,308,655 expires in 2007 and $2,419,895 expires in 2008. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2000, the Fund elected to defer losses of approximately $9,009 occurring between November 1, 2000 and December 31, 2000.

                       HATTERAS INCOME SECURITIES, INC.
                          DIVIDEND REINVESTMENT PLAN

Dividend Reinvestment Plan

   The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

Participation

   Shareholders of record will receive their dividends in cash unless they have otherwise instructed ChaseMellon (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by ChaseMellon, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

   Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

Pricing of Dividends and Distributions

   Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

   If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would

                       HATTERAS INCOME SECURITIES, INC.
                   DIVIDEND REINVESTMENT PLAN -- (Continued)

have received in cash had such participant not elected to participate in this Plan or (ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

   If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, 1.800.851.9677.

                       HATTERAS INCOME SECURITIES, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

Annual Meeting of Shareholders

On April 26, 2001, the company held its Annual Meeting of Shareholders. William H. Grigg was elected as a director of the Company by the following votes:

         Shares voted in
          favor............... 2,861,932
         Shares withheld......    55,976

Thomas F. Keller was elected as a director of the Company by the following votes:

         Shares voted in
          favor............... 2,861,265
         Shares withheld......    56,643

A. Max Walker was elected as a director of the Company by the following votes:

         Shares voted in
          favor............... 2,857,318
         Shares withheld......    60,590

BOARD OF DIRECTORS                   OFFICE OF THE COMPANY
A. MAX WALKER, Chairman              Hatteras Income Securities, Inc.
 Financial Consultant                One Bank of America Plaza -- NC1-002-33-31
                                     101 S. Tryon Street
WILLIAM H. GRIGG                     Charlotte, North Carolina 28255
 Chairman Emeritus,
 Duke Power Company                  INVESTMENT ADVISER
                                     Banc of America Advisors, LLC
THOMAS F. KELLER                     One Bank of America Plaza
 Retired Dean,                       101 S. Tryon Street
 Fuqua School of Business,           Charlotte, North Carolina 28255
 Duke University
                                     INVESTMENT SUB-ADVISER
FUND OFFICERS                        Banc of America Capital Management, LLC
ROBERT H. GORDON                     One Bank of America Plaza
 President                           101 S. Tryon Street
                                     Charlotte, North Carolina 28255
EDWARD D. BEDARD
 Chief Financial Officer             FUND COUNSEL
                                     Morrison & Foerster LLP
ROBERT B. CARROLL                    2000 Pennsylvania Avenue, N.W.
 Secretary                           Suite 5500
                                     Washington, D.C. 20006
GERALD MURPHY
 Treasurer                           CUSTODIAN
                                     The Bank of New York
BRIAN SMITH                          100 Church St. 15th Floor
 Assistant Treasurer                 New York, NY 10286

ANDREW STENWALL                      TRANSFER AGENT
 Assistant Secretary and             ChaseMellon Shareholder Services
 Portfolio Manager                   450 West 33rd Street 15th Floor
                                     New York, NY 10001

                                     INDEPENDENT ACCOUNTANTS
                                     PricewaterhouseCoopers LLP
                                     1177 Avenue of the Americas
                                     New York, NY 10036